UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
June 1,
2023
Date of Report (Date of earliest event reported)

SINCLAIR, INC.
SINCLAIR BROADCAST GROUP, LLC
(Exact name of registrant as specified in its charter)

Sinclair, Inc.

Maryland	333-271072	92-1076143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Sinclair Broadcast Group, LLC

Maryland	000-26076	52-1494660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
10706 Beaver Dam Road
Hunt Valley, MD 21030
(Address of principal executive offices and zip code)
(410)
568-1500
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Sinclair, Inc.

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC
Sinclair Broadcast Group, LLC

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Sinclair, Inc.  ☐
Sinclair Broadcast Group, LLC  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
As previously disclosed, on April 3, 2023, the company formerly known as Sinclair Broadcast Group, Inc., a Maryland corporation (“
SBG
”), entered into an Agreement of Share Exchange and Plan of Reorganization (the “
Share Exchange Agreement
”) with Sinclair, Inc., a Maryland corporation (“
New Sinclair
”), and Sinclair Holdings, LLC, a Maryland limited liability company (“
Sinclair Holdings
”). The purpose of the transactions contemplated by the Share Exchange Agreement was to effect a holding company reorganization in which New Sinclair would become the publicly-traded parent company of SBG.
Effective at 12:00 am Eastern U.S. time on June 1, 2023 (the “
Share Exchange Effective Time
”), pursuant to the Share Exchange Agreement and Articles of Share Exchange filed with the Maryland State Department of Assessments and Taxation, the share exchange between New Sinclair and SBG was completed (the “
Share Exchange
”). In the Share Exchange, (i) each share or fraction of a share of SBG’s Class A common stock, par value $0.01 per share (“
SBG Class
 A Common Shares
”), outstanding immediately prior to the Share Exchange Effective Time was exchanged on a one-for-one
basis for an equivalent share of New Sinclair’s Class A common stock, par value $0.01 per share (“
New Sinclair Class
 A Common Shares
”), and (ii) each share or fraction of a share of SBG’s Class B common stock, par value $0.01 per share (“
SBG Class
 B Common Shares
” and, together with the SBG Class A Common Shares, collectively the “
SBG Common Shares
”), outstanding immediately prior to the Share Exchange Effective Time was exchanged on a one-for-one
basis for an equivalent share of New Sinclair’s Class B common stock, par value $0.01 per share (“
New Sinclair Class
 B Common Shares
”).
Immediately following the Share Exchange Effective Time, SBG converted from a Maryland corporation to a Maryland limited liability company named Sinclair Broadcast Group, LLC. On the day following the Share Exchange Effective Time (June 2, 2023), Sinclair Holdings will become the intermediate holding company between New Sinclair and SBG, and SBG will transfer certain of its assets (the “
Other Assets
”) to a new indirect wholly-owned subsidiary of New Sinclair named Sinclair Ventures, LLC, a Maryland limited liability company. We refer to the Share Exchange and the related steps described above collectively as the “
Reorganization
.” The Other Assets included technical and software services companies, intellectual property for the advancement of broadcast technology, and other media and non-media related
businesses and assets including real estate, venture capital, private equity and direct investments, as well as Compulse, a marketing technology and managed services company, and Tennis Channel and related assets.
At the Share Exchange Effective Time, New Sinclair’s articles of incorporation and bylaws were amended and restated to be the same in all material respects as the existing articles of incorporation and bylaws of SBG immediately prior to the Share Exchange. As a result, the New Sinclair Class A Common Shares confer upon the holders thereof the same rights with respect to New Sinclair that the holders of the SBG Class A Common Shares had with respect to SBG, and the New Sinclair Class B Common Shares confer upon the holders thereof the same rights with respect to New Sinclair that the holders of the SBG Class B Common Shares had with respect to SBG. New Sinclair’s Board of Directors, including its committees, and senior management team immediately after the Share Exchange were the same as SBG’s immediately before the Share Exchange.
The purpose of this Current Report on
Form 8-K is
to disclose matters in connection with the completion of the Reorganization and to provide notice pursuant to
Rule 12g-3(f) under
the Securities Exchange Act of 1934 (the “
Exchange Act
”) that, following the Share Exchange, New Sinclair became the successor issuer to SBG. More specifically, pursuant to Exchange Act
Rule 12g-3(a), the
New Sinclair Class A Common Shares issued in connection with the Share Exchange are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth above under Explanatory Note is incorporated hereunder by reference.
Outstanding Equity Plans, Awards and Related Arrangements
At the Share Exchange Effective Time, pursuant to an Omnibus Assignment, Assumption and Amendment Agreement entered into between SBG and New Sinclair (the “
Omnibus Assignment
”), SBG assigned to New Sinclair, and New Sinclair assumed from SBG, all of SBG’s rights and obligations under any plans, policies,

agreements and commitments in effect immediately before the Share Exchange Effective Time with respect to the issuance of capital shares of SBG, as compensation or otherwise, to employees, directors or other persons, including SBG’s 2022 Stock Incentive Plan, 1998 Employee Stock Purchase Plan, 1996 Long-Term Incentive Plan, and Executive Performance Formula and Incentive Plan, together with all awards and award agreements thereunder and any other obligations to issue securities in connection therewith, as well as any obligations to issue securities in connection with the stock fund of the Sinclair Broadcast Group, Inc. 401(k) Retirement Savings Plan. In addition, SBG assigned to New Sinclair, and New Sinclair assumed from SBG, all of SBG’s rights and obligations under SBG’s health and welfare plans, the Sinclair Broadcast Group, Inc. 401(k) Retirement Savings Plan, and the Sinclair Broadcast Group, Inc. Amended and Restated Post-2004 Executive Deferred Compensation Plan II and related trust agreement. The Omnibus Assignment is attached hereto as Exhibit 10.1.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the Reorganization, SBG notified the NASDAQ Stock Market that the Share Exchange had been completed. The New Sinclair Class A Common Shares will trade on the NASDAQ Stock Market’s Global Select Market on an uninterrupted basis under the symbol “SBGI,” which is the same symbol formerly used for the SBG Class A Common Shares, and under the new CUSIP number of 829242106. The NASDAQ Stock Market is expected to file with the Securities and Exchange Commission (the “
Commission
”) an application on Form 25 to delist the SBG Class A Common Shares from the NASDAQ Stock Market and to deregister the SBG Class A Common Shares under Section 12(b) of the Exchange Act.
Following the Reorganization, New Sinclair expects to make future filings with the Commission under its own CIK (0001971213), and SBG expects to make future filings with the Commission, as required by the indenture governing Sinclair Television Group, Inc.’s 5.125% Notes due 2027, under the CIK it has used historically (0000912752).

Item 3.03	Material Modification of Rights of Securityholders.
The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 above is incorporated hereunder by reference.

Item 5.01	Changes in Control of the Registrant.
The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 above is incorporated hereunder by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 above is incorporated hereunder by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 above is incorporated hereunder by reference.

Item 8.01	Other Events.
Dividends
As previously disclosed on May 3, 2023, the Board of Directors of SBG declared a quarterly cash dividend of $0.25 per share on the SBG Common Shares (the “Common Dividend”) payable on June 15, 2023 (the “Dividend Payment Date”) to the holders of record at the close of business on May 30, 2023 (the “Common Dividend Record Date”). New Sinclair will pay the Common Dividend on the Dividend Payment Date to common shareholders of New Sinclair who were holders of record of SBG Common Shares on the Dividend Record Date.

Stockholders’ Agreement
In connection with the Reorganization, David D. Smith, Dr. Frederick G. Smith, J. Duncan Smith and Robert E. Smith (the “
Controlling Stockholders
”) entered into a stockholders’ agreement with respect to New Sinclair (the “
New Sinclair Stockholders’ Agreement
”) that was the same in all material respects as the stockholders’ agreement among them with respect to SBG. Pursuant to the New Sinclair Stockholders’ Agreement, the Controlling Stockholders agreed to vote for each other as candidates for election to New Sinclair’s Board of Directors until December 31, 2025. The New Sinclair Stockholders’ Agreement is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

2.1	Agreement of Share Exchange and Plan of Reorganization, dated as of April 3, 2023, by and among SBG, New Sinclair and Sinclair Holdings (incorporated by reference from Exhibit 2.1 to SBG’s Current Report on Form 8-K filed April 3, 2023).

3.1	Articles of Amendment and Restatement of Sinclair, Inc., effective June 1, 2023.

3.2	Amended and Restated Bylaws of Sinclair, Inc., effective June 1, 2023.

3.3	Articles of Share Exchange

10.1	Omnibus Assignment, Assumption and Amendment Agreement, by and between SBG and New Sinclair, effective as of June 1, 2023.

99.1	Stockholders’ Agreement, dated as of June 1, 2023, by and among the Controlling Stockholders.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR, INC.
SINCLAIR BROADCAST GROUP, LLC

By:	/s/ David R. Bochenek
Name:	David R. Bochenek
Title:	Senior Vice President / Chief Accounting Officer
Date:	June 1, 2023